Business Acquisition	6 Months Ended
Jun. 30, 2026
Business Acquisition [Abstract]
BUSINESS ACQUISITION

3. BUSINESS ACQUISITION

The Company accounted for its acquisition in accordance with ASC 805, “Business Combination” (“ASC 805”). The result of the acquiree’s operation has been included in the consolidated financial statements since the acquisition date. The excess of the fair value of the acquired entity over the fair value of net tangible and intangible assets acquired was recorded as goodwill, which is not deductible for corporate income taxation purposes.

On January 31, 2026, the Company acquired 100% equity interests of YouheHR, a human resources service provider, from its shareholders for a share consideration totaling to RMB 68.1 million. The Company acquired YouheHR to complement the Company’s existing ecosystem spanning vocational training, recruitment, and employee management, enabling the Company to serve enterprise clients with greater scale, consistency, and efficiency.

The acquisition was recorded as a business combination. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition, as well as the fair value of the consideration transferred:

As of acquisition close date 2026
RMB
Fair value of consideration transferred
Ordinary shares	68,082
Number of ordinary shares issued	4,967,810

Intangible assets - customer relationships	45,700
Other identifiable net assets acquired	(15,725)
Total identifiable net assets acquired	29,975
Goodwill	38,107
Total purchase consideration	68,082

The excess of purchase price over tangible assets and identifiable intangible assets acquired and liabilities assumed was recorded as goodwill. Goodwill associated with acquisition of YouheHR attributed to expected synergies arising from the acquisition. The acquired goodwill is not deductible for tax purposes.